METHODS Figure 3. Phase 1, Single‑Arm, Open‑Label, Multicenter, Dose‑Escalation Study Design and Patient Flow Key Eligibility Criteria • Age ≥18 years • Metastatic/Stage IV CRC • BRAFV600E mutation • Measurable disease per RECIST v1.1 • Adequate hematological and organ function • ECOG PS 0 or 1 • PD after 1-3 previous systemic regimens for metastatic disease • No prior treatment with a WEE1 inhibitor Primary Objective • Safety, tolerability, MTD and RP2D of azenosertib in combination with encorafenib + cetuximab Additional Objectives • Preliminary antitumor activity Dose Escalation 3+3 design, 3-6 patients/cohort A+E orally with a meal in 28-day cycles D os e Fi nd in ga A ze no se rti b (A ) + E nc or af en ib (E ) + C et ux im ab (C ) A: 100 mg QD DL1 Screening (28 days) Cycle 1 (28 days) DLT observation Treatment until PD, AE, withdrawal of consent, investigator decision Disease assessment Q8W Safety F/U (30 days after last dose) E: 150 mg QD C: 500mg/m2 IV Q2W A: 200 mg QD DL2 E: 150 mg QD C: 500mg/m2 IV Q2W A: 300 mg QD DL3 E: 150 mg QD C: 500mg/m2 IV Q2W A: 400 mg QD DL4a A: 300 mg QD DL4b E: 75 mg QD C: 500mg/m2 IV Q2W E: 75 mg QD C: 500mg/m2 IV Q2W aUp to 3 lines of prior therapy were allowed in the dose finding portion of the study. • The phase 1 study was designed with patients treated across 5 dose‑finding cohorts, receiving A (dose range: 100 mg‑400 mg QD orally on a continuous schedule) and E (dose range: 75 mg or 150 mg QD orally), and C (500 mg/m2 IV BIW) until PD or unacceptable toxicity. DLs were escalated/de‑escalated based on the number of patients experiencing DLTs per 3+3 design parameters until the MTD was reached (Figure 3) RESULTS Figure 4. Patient Disposition Enrolled and treated (N=44)a Evaluable for safety (N=44) Evaluable for efficacy (n=41) Evaluable for DLTs (n=27) Ongoing (n=4) Discontinued (n=40) • PD (n=31) • AE (n=6)b • Physician decision (n=1) • Death (n=1)c • Deterioration of health (n=1) Data cutoff date: April 4, 2025. a27 patients participated in the dose escalation over 5 cohorts. Additional patients were added at cleared DLs to supplement PK, safety, and efficacy data. bAEs (jaundice cholestatic, hyperbilirubinemia, jaundice, neutropenia, ascites, dysphagia, listeria sepsis, meningitis listeria, hypercalcemia, pharyngeal swelling; n=1 each) that led to the permanent discontinuation of azenosertib, encorafenib and cetuximab. Each participant may have experienced >1 AE. cGrade 5 duodenal ulcer, unrelated to treatment (related to disease). • Of the 44 patients enrolled and treated, 41 were evaluable for efficacy and 27 for DLTs • The primary reason for discontinuation was PD (n=31; Figure 4) Table 1. Patient Demographics and Prior Treatments Characteristics (N=44) Median age, years (range) 62 (23‑86) Male, n (%) 20 (45) Race, n (%) White Unknown 38 (86) 6 (14) Ethnicity, n (%) Not Hispanic Hispanic Not reported 26 (59) 11 (25) 7 (16) Region, n (%) EU Australia USA 36 (82) 6 (14) 2 (5) Characteristics (N=44) ECOG PS, n (%) 0 1 21 (48) 23 (52) Number of prior lines of therapy, n (%)a 1 2 ≥3 21 (48) 17 (39) 6 (14) Prior therapy, n (%) BRAF inhibitor EGFR mAb 10 (23) 10 (23) Data cutoff date: April 4, 2025. aUp to 3 lines of prior therapy were allowed in the dose finding portion of the study. One patient received 4 prior lines and it was noted as a protocol deviation. Table 2. TRAEs Occurring in ≥15% of Patients TRAEs, n (%) All doses (N=44) MTD (n=12) All grades Grade 3/4 All grades Grade 3/4 Any 42 (95) 16 (34) 12 (100) 4 (33) Asthenia 16 (36) 5 (11) 3 (25) 2 (17) Decreased appetite 15 (34) 1 (2) 3 (25) 1 (8) Nausea 12 (27) 2 (5) 4 (33) 1 (8) Fatigue 10 (23) 3 (7) 4 (33) 1 (8) Weight decreased 9 (20) 0 3 (25) 0 Vomiting 7 (16) 0 2 (17) 0 ALT increased 5 (11) 1 (2) 2 (17) 0 AST increased 4 (9) 1 (2) 3 (25) 0 Data cutoff date: April 4, 2025. MTD: Azenosertib 300 mg + encorafenib 75 mg + cetuximab 500 mg/m2 • Azenosertib in combination with encorafenib and cetuximab was associated with a manageable safety profile at the MTD, and no new safety signals were identified • The most common all grades TRAEs were asthenia (36%) and decreased appetite (34%); the most frequent grade 3/4 TRAE was asthenia • The most frequent grade 3/4 TRAE at the MTD was asthenia (Table 2) • One patient treated at 400 mg azenosertib + 75 mg encorafenib had grade 4 treatment‑related neutropenia and subsequently developed a fatal listeria sepsis unrelated to treatment. Neutropenia was previously reported as grade 5 Table 3. Doses Evaluated and DLTs MTD DL Azenosertib 100 mg 200 mg 300 mg 400 mg 300 mg Total (n=27)Encorafenib 150 mg 150 mg 150 mg 75 mg 75 mg Cetuximab 500 mg/m2 500 mg/m2 500 mg/m2 500 mg/m2 500 mg/m2 Patients treated, n 3 4 6 6 8 Patients with DLTs, n (%) 1 (33) 0 1 (17) 2 (33) 0 4 (15)a DLTs Neutropenia 0 0 0 1 (17)b,c 0 1 (4) Atrial fibrillation 0 0 1 (17) 0 0 1 (4) Bilirubin increased 0 0 0 1 (17) 0 1 (4) Fatigue 1 (33)d 0 0 1 (17) 0 2 (7) Listeria sepsis 0 0 0 1 (17)e 0 1 (4) Data cutoff date: April 4, 2025. aPatients may have experienced >1 event. bAttributed to azenosertib 400 mg QD. cThe same patient experienced neutropenia and listeria sepsis. dFatigue lasted 5 days and per protocol is not a DLT as it did not last ≥7 days. eGrade 5, not related to any treatment. • Three patients experienced a total of 4 DLTs • No DLTs were observed at the MTD (Table 3) Table 4. Dose Modifications Dose modifications due to an AE, n (%) All doses (N=44) Azenosertib Encorafenib Cetuximab Dose reductions 14 (32) 3 (7) 1 (2) Interruptions 23 (52) 23 (52) 16 (36) Discontinuations 6 (14) 6 (14) 6 (14) Data cutoff date: April 4, 2025. Table 5. Azenosertib and Encorafenib Exposures DL Azeno + Enco dose, mg Azenosertib Encorafenib Steady state PK parametersa Steady state PK parametersa AUCtau hr*ng/mL Cmax ng/mL T1/2, hr (range) Accumulation ratio AUCtau hr*ng/mL Cmax ng/mL T1/2, hr (range) Accumulation ratio DL1b Azeno: 100 Enco: 150 633.8 (54) 100 (27) 6.2 (5.0‑7.6) 0.67 (37) 7667 (40) 1350 (56) 3.7 (2.9‑4.6) 0.79 (49) DL2c Azeno: 200 Enco: 150 1327 (76) 245 (43) 5.6 (5.3‑6.9) 0.41 (63) 9977 (31) 2140 (35) 3.8 (2.9‑4.9) 0.48 (42) DL3c Azeno: 300 Enco: 150 2702 (94) 403 (91) 5.4 (4.9‑9.4) 0.43 (79) 12120 (53) 2320 (75) 3.6 (3.0‑4.9) 0.46 (49) DL4ad Azeno: 400 Enco: 75 6650 (68) 880 (50) 7.6 (4.6‑10) 0.86 (35) 12020 (56) 1620 (29) 4.4 (3.6‑8.8) 1 (28) DL4be Azeno: 300 Enco: 75 3847 (60) 537 (52) 5.6 (3.9‑8.3) 0.77 (118) 7374 (29) 1360 (35) 3.3 (2.7‑4.4) 0.87 (56) Data cut off date: March 3, 2025. aAUCtau and Cmax are presented as geometric mean (geometric CV%). T1/2 is presented as median (min, max). Two patients (1 in DL4a and 1 in DL4b) were excluded from summary statistics of steady‑state PK parameter due to treatment interruption. bn=7. cn=9. dn=6. en=10. • Azenosertib exposures at 300 mg decreased with increased dose of encorafenib due to CYP3A4 induction by encorafenib • Encorafenib exposures increased with higher doses of azenosertib due to CYP3A4 inhibition by azenosertib Figure 5. Percent Change in Tumor Lesion From Baseline by Dose Level in Efficacy‑Evaluable Patientsa Treatment group: Azenosertib 100mg + encorafenib 150mg + cetuximab (n=7) Azenosertib 300mg + encorafenib 150mg + cetuximab (n=9) Azenosertib 300mg + encorafenib 75mg + cetuximab (n=11) Azenosertib 200mg + encorafenib 150mg + cetuximab (n=9) Azenosertib 400mg + encorafenib 75mg + cetuximab (n=5) Be st % c ha ng e fr om b as el in e in s um o f d ia m et er s fo r ta rg et le si on s Number of patients (n=41) Best overall response −100 −50 0 50 >100 PD PD PD PD PD PD SD SD SD SD PD SD SD SD SD SD SD PD SD SD SD SD SD SD SD SD PR PR PR SD PR PR PR PR PR PR CRb SD SD CR PRc Data cutoff date: April 4, 2025. aIncludes 1 patient (PR) whose baseline scan was 2 days outside the screening window. bTarget lesion is a lymph node thus, CR criteria is based on <10 mm in size, not 0 mm. cTarget lesion is 0 mm, but non‑target lesion is still ‘present’, therefore, PR is the response. Table 6. BOR and ORR Based on Investigator Assessment (RECIST v1.1) in BRAF Inhibitor–Naïve Patients MTD BOR, n (%) Azenosertib 100 mg + encorafenib 150 mg + cetuximab 500 mg/m2 (n=6) Azenosertib 200 mg + encorafenib 150 mg + cetuximab 500 mg/m2 (n=7) Azenosertib 300 mg + encorafenib 150 mg + cetuximab 500 mg/m2 (n=9) Azenosertib 400 mg + encorafenib 75 mg + cetuximab 500 mg/m2 (n=4) Azenosertib 300 mg + encorafenib 75 mg + cetuximab 500 mg/m2 (n=8) All doses (n=34) CR 0 0 1 (11) 0 1 (13) 2 (6) PR 1 (17) 2 (28)a 3 (33) 2 (50) 2 (26) 10 (29) SD 5 (83) 4 (57) 4 (44) 0 4 (50) 17 (50) PD 0 1 (14) 1 (11) 0 0 2 (6) NEb 0 0a 0 2 (50) 1 (13) 3 (9) ORR 1 (17) 2 (29) 4 (44) 2 (50) 3 (38) 12 (35) Median DoR: 6.0 months Data cutoff date: April 4, 2025. aIncludes 1 patient whose baseline scan was 2 days outside the screening window. bReasons for NE: no postbaseline assessment due to early death (n=2), and no postbaseline assessments due to other reasons (n=1). • BRAF inhibitor-treated patients: No responses - 4 SD and 6 PD Figure 6. Progression-Free Survival by Prior BRAF Inhibitor Status 34 27 19 10 3 2 0 Patients at risk 10 4 3 0 0 0 0 Patients at risk 0 0.25 0.5 0.75 1.0 0 0.25 0.5 0.75 1.0 0.0 2.5 5.0 7.5 10.0 12.5 15.0 Progression-Free Survival Time (Months) 0.0 2.5 5.0 7.5 10.0 12.5 15.0 Progression-Free Survival Time (Months) BRAF-naïve BRAFi-treated Pr ob ab ili ty o f P FS Pr ob ab ili ty o f P FS Events 24 PFS in BRAFi-naïve patients (n=34) Median PFS, months (95% CI) 5.8 (3.9-9.2) Events 10 PFS in BRAFi-treated patients (n=10) Median PFS, months (95% CI) 1.8 (0.3-5.4) Data cutoff date: April 4, 2025. Figure 7. BOR and Duration of Treatment by Dose Level by Prior BRAF Inhibitor Status Treatment group: Azenosertib 100mg + encorafenib 150mg + cetuximab (n=6) Azenosertib 300mg + encorafenib 150mg + cetuximab (n=9) Azenosertib 300mg + encorafenib 75mg + cetuximab (n=8) Azenosertib 200mg + encorafenib 150mg + cetuximab (n=7) Azenosertib 400mg + encorafenib 75mg + cetuximab (n=4) Best response: Complete response Partial response Stable disease Progressive disease Start of follow-up anticancer therapy after end of treatment Ongoing treatment Non-evaluable Best response: Stable disease Progressive disease Start of follow-up anticancer therapy after end of treatment Treatment group: Azenosertib 100mg + encorafenib 150mg + cetuximab (n=1) Azenosertib 400mg + encorafenib 75mg + cetuximab (n=3) Azenosertib 200mg + encorafenib 75mg + cetuximab (n=2) Azenosertib 300mg + encorafenib 150mg + cetuximab (n=4) DOR for BRAF-naïve: 6.0 (95% CI, 4.4-NE) BRAFi-naïve (n=34) 0 10 20 Weeks from date of first exposure to treatment 30 40 50 60 70 BRAFi-treated (n=10) 0 10 20 Weeks from date of first exposure to treatment 30 40 50 60 70 CONCLUSIONS • Part 1 (dose finding) enrollment completed – 44 patients across 5 dose cohorts; 34 BRAF inhibitor–naïve and 10 previously treated with BRAF inhibitor • DDI observed between encorafenib and azenosertib as expected; target exposures for azenosertib and encorafenib achieved despite DDI • The MTD was determined to be azenosertib (300 mg) + encorafenib (75 mg) + cetuximab (500 mg/m2) – Efficacy results in 34 BRAF inhibitor–naïve patients – 12 confirmed responders (35.3%), including 1 responder who had a baseline scan outside the 35‑day window – Median duration of response per KM estimate: 6.0 months – Median PFS for BRAF inhibitor–naïve subset: 5.8 months • The combination of azenosertib + encorafenib + cetuximab presented an acceptable safety profile at the MTD and yielded response rates and PFS in BRAF inhibitor–naïve patients with mCRC, which exceeded the historical data from the encorafenib + cetuximab doublet RESULTS (continued)BACKGROUND • Colon cancer is the second leading cause of cancer‑related deaths worldwide. In 2020, more than 1.9 million new cases of CRC and more than 930,000 deaths due to CRC were estimated to have occurred worldwide1,2 • BRAF mutations occur in approximately 10% to 15% of CRC cases, primarily V600E, and are associated with poor prognosis3,4 • In the US, encorafenib plus cetuximab (EC) is approved in previously treated BRAFV600E‑mutant mCRC based on the BEACON study which showed an ORR of 20% and a median PFS of 4.2 months for EC in second-line/third-line population5 • Azenosertib is a novel, selective, and orally bioavailable small molecule inhibitor of the WEE1 tyrosine kinase, which has demonstrated antitumor activity against multiple tumor types • WEE1 is a master regulator of the G1/S and G2/M cycle checkpoints through negative regulation of both CDK1 and CDK2 (Figure 1), the main biological function to prevent replication of cells with damaged DNA6 • In vivo studies using cell‑derived and patient‑derived xenograft models of CRC, the addition of azenosertib to EC demonstrated significant combination benefit (Figure 2)7,8 • The recommended starting dose of encorafenib (a CYP3A4 and CYP2C19 substrate, CYP3A4 inducer) was 150 mg QD, to allow for exposures to optimize treatment benefits and minimize toxicity, in combination with azenosertib (a CYP3A4 substrate, moderate inhibitor of CYP3A4, weak inhibitor of CYP2C19) • We evaluated the safety and tolerability, determined the MTD, and antitumor activity in patients with BRAFV600E‑mutant mCRC receiving azenosertib + encorafenib + cetuximab (NCT05743036)9 Figure 1. Normal Cell Cycle Regulation and Azenosertib Mechanism of Action in a BRAF‑Mutant Cancer Cell EGFR Unchecked Oncogenic Signaling RAS V600E MEK ERK DNA damage Replication stress Proliferation Survival EGFR RAS BRAF MEK ERK Cell cycle progression Proliferation DNA damage DNA damage Phosphorylation, causing inactivation of Cyclin1/2 Normal Cell Signaling and Cell Cycle Regulation BRAF-Mutant Cancer Cell and Azenosertib G2 M G1 S G1/S Checkpoint G2/M Checkpoint Cyclin CDK2 Cyclin CDK1 Azenosertib Azenosertib WEE1 CDK2 Active/Not phosphorylated CDK1 Active/Not phosphorylated WEE1 Cancer Cell Mitotic Catastrophe and Death DNA damage accumulates Cyclin CDK2 Cyclin CDK1 WEE1 CDK2 Inactive/ Phosphorylated CDK1 Inactive/Phosphorylated Normal Cell Proliferation WEE1 G2 M G1 S G1/S Checkpoint G2/M Checkpoint DNA damage repaired Figure 2. Combination of Azenosertib With Encorafenib + Cetuximab Resulted in Significant Combination Benefit and Antitumor Efficacy in PDX Models of CRC In Vivo Days on treatment M ea n TV ± S EM (m m 3 ) Days on treatment Δ TV a t d ay 2 5 (% ) Δ TV a t d ay 5 8 (% ) M ea n TV ± S EM (m m 3 ) 49%TGI 43%TGI 80%TGI 87%TGI 51%TGI 98%TGI Days on treatment Δ TV a t d ay 2 7 (% ) M ea n TV ± S EM (m m 3 ) 65%TGI 19%TGI 102%TGI 0 5 10 15 20 25 0 500 1000 1500 2000 2500 200 0 500 800 1100 1400 -30% 0 5 10 15 20 25 30 0 500 1000 1500 2000 0 250 500 750 1000 -30% 0 15 30 45 60 0 300 600 900 1200 -100 -100 -100 -50 0 50 100 300 500 -30% Vinculin γH2AX pERK1/2 Vehicle Azenosertib Encorafenib + cetuximab Azenosertib + encorafenib + cetuximab pCDK1 (Y15) T-ERK1/2 T-CDK1 Vinculin γH2AX pERK1/2 Vehicle Azenosertib Encorafenib + cetuximab Azenosertib + encorafenib + cetuximab pCDK1 (Y15) T-ERK1/2 T-CDK1 Vehicle Azenosertib 60 mg/kg QD Encorafenib 20 mg/kg QD + cetuximab 20 mg/kg BIW Azenosertib 60 mg/kg QD + encorafenib 20 mg/kg QD + cetuximab 20 mg/kg BIW Vehicle Azenosertib 60 mg/kg QD Encorafenib 20 mg/kg QD + cetuximab 15 mg/kg BIW Azenosertib 60 mg/kg QD + encorafenib 20 mg/kg QD + cetuximab 15 mg/kg BIW Vehicle Azenosertib 60 mg/kg QD Encorafenib 20 mg/kg QD + cetuximab 20 mg/kg BIW Azenosertib 60 mg/kg QD + encorafenib 20 mg/kg QD + cetuximab 20 mg/kg BIW CRC563 CRC563 CRC769 CRC769 CTG-1009 A D C B A. Athymic nude mice bearing subcutaneous CRC563 tumors were treated for 25 days (n=10/group). p<0.0001 for all comparisons to vehicle and for triplet compared to monotherapy azenosertib or E+C. B. Athymic nude mice bearing subcutaneous CRC769 tumors were treated for 28 days (n=10/group). p<0.0001 for E+C and triplet compared to vehicle, p<0.0001 for triplet compared to monotherapy azenosertib or E+C. C. Athymic nude mice bearing subcutaneous CTG‑1009 tumors were treated for 59 days (n=8/group). p<0.0001 for triplet compared to vehicle or monotherapy azenosertib, p<0.001 for monotherapy azenosertib compared to vehicle. Statistics calculated using 2‑way repeated measures ANOVA. Bar graphs depict ΔTV for individual mice calculated using the formula: ([TVd – TV0] / TV0) × 100. Values below 0 indicate regression. D. CRC563 PDX tumors (top) or CRC769 PDX tumors (bottom) were collected at 24 hours post last dose and analyzed by Western blot for the indicated proteins. References 1. Xi Y and Xu P. Transl Oncol. 2021;14(10):101174. 2. Morgan E, et al. Gut. 2023;72(2):338‑344. 3. Nakayama I, et al. Cancers (Basel). 2020;12(11):3236. 4. Vaughn CP, et al. Gene Chromosomal Cancer. 2011;50:307‑312. 5. Kopetz S, et al. N Engl J Med. 2019:381(17):1532‑1643. 6. Di Rorà AGL, et al. J Hematol Oncol. 2020;13(1):126. 7. Jameson N, et al. Cancer Res Commun. 2025;5(2):240‑252. 8. Jameson N, et al. Cancer Res. 2025; Abstract 4730. 9. https://clinicaltrials.gov/study/NCT05743036. Acknowledgments This study is sponsored by Zentalis Pharmaceuticals, Inc. and conducted in collaboration with Pfizer, Inc. Zentalis Pharmaceuticals would like to extend our gratitude and thanks to the patients, families, and treatment teams associated with this study. Editorial support for this poster was provided by Second City Science, LLC. Additional Information For more information on this study, visit www.zentalis.com or contact gvandal@zentalis.com. Abbreviations A, azenosertib; AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; AUCtau, area under the curve within a dosing interval; Azeno, azenosertib; BIW, twice weekly; BOR, best overall response; BRAF, v‑raf murine sarcoma viral oncogene homolog B1; C, cetuximab; CDK, cyclin‑dependent kinase; CDX, cell line‑derived xenograft; Cmax, maximum serum concentration; CR, complete response; CRC, colorectal cancer; CV, coefficient of variation; CYP, cytochrome P450; DDI, drug‑drug interaction; DL, dose level; DLT, dose‑limiting toxicity; E, encorafenib; ECOG PS, Eastern Cooperative Oncology Group performance status; EGFR, epidermal growth factor receptor; Enco, encorafenib; EU, European Union; F/U, follow‑up; G1/S, GAP1/synthesis; G2/M, GAP2/mitosis; γH2AX, phospho‑histone H2AX; IV, intravenous; KM, Kaplan‑Meier; mAB, monoclonal antibody; mCRC, metastatic colorectal cancer; MSI, microsatellite instability; MTD, maximum tolerated dose; NE, not evaluable; ORR, overall response rate; PD, progressive disease; PDX, patient‑derived xenograft; PFS, progression‑free survival; PK, pharmacokinetics; PR, partial response; QD, once daily; Q2W, every 2 weeks; Q8W, every 8 weeks; RECIST, Response Evaluation Criteria in Solid Tumors; RP2D, recommended phase 2 dose; SD, stable disease; SEM, standard error of the mean; T1/2, half‑life; TEAE, treatment‑emergent adverse events; TGI, tumor growth inhibition; TP53, tumor protein 53; TRAE, treatment‑related adverse event; TV, tumor volume; US, United States of America. PRESENTED AT: American Society of Clinical Oncology Annual Meeting, May 30‑June 3, 2025, Chicago, IL, USA. Abstract #3551 Phase 1 Dose Escalation Results of the WEE Inhibitor Azenosertib in Combination With Encorafenib and Cetuximab in Patients With Previously Treated BRAFV600E Mutant Metastatic Colorectal Cancer Jeanne Tie1, Marcos Melian2, Ana Ruiz‑Casado3, Lucjan S. Wyrwicz4, Piotr J. Wysocki5, Patrick Stübs6, Enrique Aranda7, Nuria R. Salas8, Elena Elez Fernandez9,10, Giuseppe Curigliano10,11, Barbara Radecka12,13, Christine Parseghian14, Istvan Takacs15, Volker Heinemann16, Grace Vandal17, Nidal Huniti17, Joana Vidal18 1Department of Medical Oncology, Peter MacCallum Cancer Centre, Melbourne, VIC, Australia; 2Medical Oncology Department, Fundación Instituto Valenciano de Oncología, Valencia, Spain; 3Department of Oncology, Hospital Universitario Puerta de Hierro Majadahonda, IDIPHISA, Madrid, Spain; 4Department of Oncology, Maria Sklodowska‑Curie National Cancer Research Institute, Warsaw, Poland; 5Oncology Department, Faculty of Medicine, Jagiellonian University Medical College, Cracow, Poland; 6DRK‑Hospital Berlin‑Koepenick, Berlin, Germany; 7Department of Medical Oncology IMIBIC, Universidad de Córdoba, CIBERONC, Instituto de Salud Carlos III, Hospital Universitario Reina Sofía, Córdoba, Spain; 8Deparment of Medical Oncology, Hospital Universitario la Paz, Madrid, Spain; 9Department of Medical Oncology, Vall d'Hebron University Hospital (HUVH), Vall d'Hebron Institute of Oncology (VHIO), IOB‑Quiron, UVic‑UCC, Barcelona, Spain; 10European Institute of Oncology, IRCCS, Milan, Italy; 11Department of Oncology and Hemato‑Oncology, University of Milano, Milano, Italy; 12Department of Oncology, Institute of Medical Sciences, University of Opole, Opole, Poland; 13Department of Clinical Oncology, Tadeusz Koszarowski Cancer Centre in Opole, Opole, Poland; Department of Gastrointestinal Medical Oncology; 14Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center, Houston, TX, USA; 15Department of Internal Medicine and Oncology, Faculty of Medicine, Semmelweis University, Budapest, Hungary; 16Department of Hematology/Oncology III, LMU Klinikum, University of Munich, Comprehensive Cancer Center Munich, Germany; 17Zentalis Pharmaceuticals, San Diego, CA, United States; 18Medical Oncology Department, Hospital del Mar Medical Research Institute, Centro de Investigación Biomédica en Red Cáncer, Instituto de Salud Carlos III, Barcelona, Spain Exhibit 99.1